EXHIBIT 10 (m)

(***) Indicates confidential material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

COMPANY Name:	STRATUS TECHNOLOGIES, INC.
MS Agreement Number:	5129150080
Effective Date:	March 1, 2003
Expiration Date:	March 31, 2004

MICROSOFT LICENSE AGREEMENT FOR SERVER OPERATING SYSTEM PRODUCTS

This License Agreement (“License Agreement”) is made and entered into as of the effective date set forth above (“License Effective Date”), by and between MICROSOFT LICENSING, INC. (“MS” or “Microsoft Licensing, Inc.”), and the company specified above (“COMPANY”). Notwithstanding anything to the contrary in the BTD (as defined herein), on or after August 1, 2003, this License Agreement and any related agreement(s) to which MS is a party or is benefited by may be assigned by and among MS and either (a) a direct or indirect wholly owned subsidiary of MSCORP, if such subsidiary is any type of entity other than a partnership, or (b) a general partnership in which MSCORP is a general partner. From and after such transfer(s), all references to “MS” contained in this License Agreement, the BTD incorporated herein, or any related documents or items shall refer to the assignee identified in the applicable assignment notice(s) to COMPANY.

This License Agreement includes: this Signature Page, Shipping and Billing Address Schedule, Terms and Conditions, Minimum Commitment Schedule and Product Schedule(s).

By signing below, each party acknowledges that it has read and understood, and will act in accordance with, all of the terms set forth in the attached documents. COMPANY confirms that it has made no changes to the execution copy submitted to it by MS for signature.

MICROSOFT LICENSING, INC. A company organized under the laws of: State of Nevada, U.S.A.		STRATUS TECHNOLOGIES, INC. A company organized under the laws of: State of Delaware, USA	APPROVED LEGAL: EQM DATE: 3/31/03

By:	/s/ Sharon Cochran	By:	/s/ JAMES A. GARGAN

	(signature)		(signature)

Name:	/s/ Sharon Cochran	Name:	JAMES A. GARGAN

	(printed)		(printed)

Title:	OEM ACCOUNTING MANAGER	Title:	SVP WORLDWIDE MARKETING

	(printed)		(printed)

Date:	APR 04 2003	Date:	3/31/03

COMPANY’s seal or “chop”

NOTICE: This is an OEM distribution license. Product can only be distributed with a Customer System, as specified in the license grant set forth in Section 2 of the attached Terms and Conditions.

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06/06/02 28142v15 Microsoft License Agreement for Server Operating System Products

SHIPPING AND BILLING ADDRESS SCHEDULE

COMPANY “Ship To” Address(es):	COMPANY Billing Address:

Steve Parker	Steve Parker
Manager, ISV Relations	Manager, ISV Relations
STRATUS TECHNOLOGIES, INC.	STRATUS TECHNOLOGIES, INC.
111 Powdermill Road	111 Powdermill Road
Maynard, MA 01754	Maynard, MA 01754
UNITED STATES	UNITED STATES

Telephone: 978-461-7595	Telephone: 978-461-7595
Fax: 978-461-3550	Fax: 978-461-3550
E-mail: steve_parker@stratus.com	E-mail: steve_parker@stratus.com

Or to such other COMPANY and/or COMPANY Subsidiary address(es) as COMPANY may specify in writing from time to time.	Or to such other COMPANY address as COMPANY may specify in writing from time to time.

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Microsoft License Agreement for Server Operating System Products, #5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

TERMS AND CONDITIONS

1. Incorporation of Business Terms Document.

This License Agreement hereby incorporates by reference all of the terms of the Microsoft Business Terms Document for OEM Customers (“BTD”) dated February 1, 2003 Number 5129150075 between MS and COMPANY, as may be revised from time to time during the term of this License Agreement by agreement of the parties. In the event of any inconsistencies between this License Agreement and the BTD, the terms of this License Agreement shall control.

2. License Grant.

(a) Subject to limitations in this License Agreement, including the License Grant Limitations set forth in Section 2 of the BTD, MS grants to COMPANY a non-exclusive, limited license to:

(i) preinstall the Product software on a Customer System; and

(ii) distribute (directly or indirectly) and sublicense to end users pursuant to the EULA for each Product the following:

1) the preinstalled Product software (as described in Section 2(a)(i));

2) one (1) unit of APM that includes a copy of the Product software for recovery purposes on external media (i.e., diskette or CD-ROM) which meets the specifications set forth in the OEM Resource Guide, and any additional copies of the Product software as permitted herein; and

3) one (l) COA

in each case, only with those Customer System(s) identified on the Customer System table as licensed for the particular Product(s) and only inside the Customer System package(s) unless otherwise provided in this License Agreement.

(b) COMPANY may distribute a Customer System with one (1) or more Microsoft server operating system Products preinstalled, provided that: (i) COMPANY distributes one (1) copy of the preinstalled Product software, one (1) COA, and one (1) APM for each unit of the Product distributed; (ii) COMPANY shall not make the COA or APM available through any other means or channel, except as otherwise provided herein; (iii) COMPANY reports and pays a royalty for each such Product distributed; and (iv) COAs for all such Products are placed on the Customer System as set forth in Section 2(e). Notwithstanding the foregoing and provided that the COA is not incorporated into the APM, (i) if COMPANY distributes to the same end user customer multiple Customer Systems, each of which is or is to be installed with the same Product, COMPANY is not required to distribute more than one unit of APM for such Product with such multiple Customer Systems, or (ii) if an end user customer requests in writing (i.e., via email, purchase order, request for quote, letter or facsimile) that COMPANY not distribute any APM with Customer Systems for such end user customer, COMPANY shall not be required to distribute any APM with such Customer Systems.

(c) (i) COMPANY may distribute a commercially reasonable number of copies of APM (excluding COA and Product software on external media) upon customer request, provided that: (A) such APM corresponds to the COA affixed to the Customer System chassis by COMPANY; and (B) COMPANY does not market the availability of such APM other than inside the Customer System package.

(ii) COMPANY may distribute a commercially reasonable number of copies of Product software on external media to end user customers upon request, provided that: (A) such external media meets the specifications set forth in the OEM Resource Guide, (B) COMPANY does not market the availability of such external media other than inside the Customer System package, and (C) such end user’s Customer System was originally distributed with a licensed version and release of Product that corresponds to the external media. Such external media may also be installed at the end user customer’s site by COMPANY’S service personnel.

(iii) A COMPANY authorized third-party service center(s) may also install external media upon the request of an end user customer, provided that COMPANY indemnifies MS and MSCORP against any claims arising from or related to such installation.

(d) COMPANY and COMPANY Subsidiaries together may install a commercially reasonable number of copies of each Product software (different language versions of the same Product shall not be considered separate Products) solely in connection with COMPANY’s internal testing of its Customer Systems and only in COMPANY or COMPANY Subsidiary testing facilities. No royalties shall be due and no COAs shall be required for such copies.

(e) Where the COA is provided in a label format COMPANY shall permanently affix the COA in an easily accessible location on the Customer System at the time of manufacture.

(f) COMPANY’s license shall extend to new Supplements following the Product release listed in this License Agreement. At the time of release of a Supplement (or thereafter) MS may grant to COMPANY one or more non-exclusive, limited additional rights in a written notice. If COMPANY elects to exercise any such additional rights, COMPANY shall comply with all terms and conditions specified for such additional rights in the notice. Distribution of a Supplement by COMPANY shall constitute COMPANY’s acceptance of such terms and conditions.

(g) COMPANY shall (i) preinstall the Product software solely in accordance with the installation instructions set forth in the OPK and (ii) not change or delete any portion of the Product unless expressly permitted in this License Agreement or in the OPK. COMPANY may use the information, tools and materials contained in the OPK solely to preinstall the Product software in accordance with the OPK.

(h) COMPANY may use the OPK for the Product(s) licensed under this License Agreement with a software image provided by an end user customer to create a custom image (“Image”) on behalf of such end user customer and may preinstall the Image on Customer Systems for COMPANY’s end user customer provided that:

(1) COMPANY receives an end user customer initiated written request to do so (i.e. via email, purchase order, request for quote, letter or facsimile). At end user customer’s request, COMPANY may accept the EULA for the applicable Product on behalf of the end user customer as part of the installation of the Image, provided that the end user customer acknowledged in writing to COMPANY to have agreed to the terms of the applicable EULA as provided to the end user customer by COMPANY; and

(2) COMPANY may engage a third party installer approved by MS to create and preinstall an Image, provided that COMPANY complies with Section 2(g) of the BTD; and

(3) the Product used in the Image is the same version and release as specified on the COA affixed to the Customer System by COMPANY. If the end user customer is exercising its “Use of Previous Version of Software” right granted in the EULA for a Windows Server 2003 Product and the end user customer has accepted the terms of such EULA, then the Microsoft server operating system used in the Image shall be a version and release specified in the EULA for the Windows Server 2003 Product and COMPANY shall affix the

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Microsoft License Agreement for Server Operating System Products, #5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

specific COA for such Windows Server 2003 Product to the Customer System. In addition, COMPANY may pre-populate the Product key for the version and release of such Microsoft server operating system specified in the EULA on behalf of the end user provided that the Terminal Services Licensing service is not installed, unless this service is installed at the end user customer’s request; and

(4) COMPANY may provide one (1) APM that includes a copy of the Product software on external media. In the event that the end user customer is exercising its “Use of Previous Version of Software” right granted in the EULA for a Windows Server 2003 Product, COMPANY may include one (1) copy of such Windows Server 2003 Product on external media in accordance with the specifications for external media in the OEM Resource Guide. COMPANY may also distribute a commercially reasonable number of copies of external media of the Product as used in the Image to end user customers upon request, provided that (A) such external media meets the specifications set forth in the OEM Resource Guide, (B) COMPANY does not market the availability of such external media other than inside the Customer System package, and (C) such external media is the same version and release as the COA affixed to the Customer System by COMPANY; and

(5) COMPANY shall keep on behalf of itself and COMPANY Subsidiaries, and require any third party installers to keep, all usual and proper records regarding creation and preinstallation of Images, including the number of Images distributed in each calendar month. COMPANY shall provide such records to MS upon written request.

(6) COMPANY agrees not to provide any end user customer or such end user customer’s agents with a copy of or access to an OPK; and

(7) COMPANY shall defend, indemnify and hold MS and MSCORP harmless from and against all damages, claims, costs, judgments (or settlements to which COMPANY consents) arising from any unlicensed software products (including all MSCORP software products) on the Image.

COMPANY agrees that this Section 2(h) in no way relieves COMPANY of its royalty obligations regarding the Product(s) preinstalled as part of the Image nor does it create a general exception to any other MS license agreement or MS or MSCORP program in which COMPANY may participate.

(i) Provided that COMPANY complies with the requirements in Sections 2(h)(1)-(7) above, COMPANY may provide an end user customer with a copy of the Product(s) preinstalled on the hard drive of a Customer System (“Hard Drive Image”), and distribute such hard drive either in the Customer System or separately from the Customer System to end user customers who may customize the Hard Drive Image to create the Image and return to COMPANY. COMPANY shall permanently affix a revenue-bearing COA on such hard drive or Customer System. COMPANY may return such COA for a credit, provided COMPANY returns the COA in accordance with the COA return requirements of Section 6 of the BTD and the COA procedures of the OEM Resource Guide.

COMPANY agrees that this Section 2(i) in no way relieves COMPANY of its royalty obligations regarding the Product(s) either preinstalled or distributed to the end user as part of the Hard Drive Image or the Image, nor does it create a general exception to any other MS license agreement or MS or MSCORP program in which COMPANY may participate.

(j) COMPANY’s license rights shall be worldwide.

(k) Except as otherwise provided in this License Agreement, COMPANY may distribute Product in only one (1) language and release for use with each Customer System. COMPANY may choose any language for which it is licensed, except as otherwise provided in an Additional Provision listed in the Product Schedule(s) with respect to the Product(s).

(l) COMPANY shall comply with the Additional Provisions listed in the Product Schedule(s) with respect to the Product(s).

(m) COMPANY may supplement but shall not modify or translate Product end user documentation. COMPANY shall not remove or modify the package contents of APM.

(n) COMPANY may grant to COMPANY Subsidiaries the limited rights granted to COMPANY in Section 2, as well as any rights MS may grant to COMPANY for Products licensed herein under a Supplement notice during the term hereof, subject to all the terms and conditions set forth in this License Agreement.

(o) (i) COMPANY’s license to distribute the Product is limited to distribution and sublicense of the Product by COMPANY to end users for use pursuant to the EULA for each Product.

(ii) If the Product is distributed with a Customer System that is designed to be used without a monitor, keyboard and mouse, COMPANY may suppress the on-screen EULA in accordance with the instructions provided in the OPK. In such event, COMPANY shall distribute a paper EULA for the Product as acquired from an AR with such Customer System. If COMPANY distributes the same Product with multiple such Customer Systems to the same end user customer, COMPANY may distribute a single paper EULA for such Product with such Customer Systems, provided that the number of Product licenses COMPANY shall conspicuously indicate on a paper addendum accompanying such EULA matches the number of copies of Product installed or to be installed on the Customer Systems. COMPANY shall place a notice (i) over either the Customer System power switch in the “off” position or the power inlet connector which informs the end user that turning on the Customer System indicates acceptance of the terms of the paper EULA, and (ii) conspicuously printed on, or displayed on a break-the-seal label affixed to, the packaging of any external media distributed for use on such Customer System which informs the end user that opening the packaging indicates acceptance of the terms of the paper EULA. COMPANY shall translate such notice in the appropriate language version(s) for the jurisdiction(s) in or into which COMPANY distributes the Customer Systems. COMPANY may use an alternative procedure, subject to MS review and approval, provided that (i) the end user is required to take some affirmative action to use or install the Product software, such as breaking a seal; (ii) the end user is advised that taking such action indicates acceptance of the terms and conditions of the EULA; and (iii) the end user has the opportunity to read the EULA and the applicable warranty in its entirety before taking such action.

3. Additional Payment Terms.

(a) For those Products licensed on a “per system” basis, COMPANY shall pay the royalty rate listed in the Product Schedule(s) for each licensed Customer System distributed during the term of this License Agreement. For those Products licensed on a “per copy” basis, COMPANY shall pay the royalty rate listed in the Product Schedule(s) for each unit of Product distributed with a Customer System. No royalty rate shall be due for external media distributed pursuant to Section 2(c) and Section 2(h)(4), and for copies of Product reproduced for testing pursuant to Section 2(d).

(b) COMPANY shall pay the applicable royalty for each COA indicated on the inventory report in accordance with COMPANY’s reports and payment terms as set forth in Section 3(a) of the BTD. Late payment shall be subject to Section 3(b) of the BTD. All Products licensed pursuant to this License Agreement shall be Type

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Microsoft License Agreement for Server Operating System Products, # 5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

I, except as otherwise provided in the Product Schedule for such Product(s).

(c) (i) COMPANY hereby agrees to pay MS: (A) the minimum commitment amounts set forth in the Minimum Commitment Schedule attached hereto due on the dates set forth in the Minimum Commitment Schedule; and (B) the amount by which cumulative royalties exceed minimum commitment payments during the term of this License Agreement, due in accordance with Section 3(b) of the BTD.

(ii) The amount by which cumulative royalty payments exceed the cumulative minimum commitment amounts then payable under this License Agreement shall be calculated when minimum commitment payments are due and the excess amount shall be referred to as “Excess Royalties”. Excess Royalties, if any, shall be applied to reduce minimum commitment payments due under this License Agreement.

(iii) To the extent that cumulative minimum commitment payments exceed the cumulative royalties due as of the date when a minimum commitment payment is due under this License Agreement, such excess shall be referred to as a “Shortfall Balance”. A Shortfall Balance shall only be recoupable against future royalties under this License Agreement (A) to the extent, and for the amount, that such future royalties exceed the then due minimum commitment payment; and (B) if such minimum commitment payment occurs during the term of this License Agreement. Shortfall Balance is not recoupable against payments made to the Authorized Replicator.

(iv) Once COMPANY has accepted any release of Product pursuant to Section 5 of the BTD, minimum commitment payments are not refundable.

(v) Any amounts credited to COMPANY in accordance with Section 3(g) of the BTD shall be limited to those royalties for which COMPANY’s payments constitute Excess Royalties under this License Agreement.

(d) The Default Charge for a Product licensed under this License Agreement shall be one hundred and thirty percent (130%) of the royalty set forth in the Product Schedule for such Product minus the applicable royalty paid for the Product. In the event the applicable royalty has not been paid for the Product, the Default Charge shall be one hundred and thirty percent (130%) of the royalty set forth in the Product Schedule for such Product.

4. License Term.

The term of this License Agreement shall run from the License Effective Date until one (1) year from the end of the calendar month in which the License Effective Date occurs.

5. Entire Agreement.

Upon execution by both parties, this License Agreement together with the BTD as incorporated herein and the documents referenced herein shall constitute the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications.

6. Termination of Prior Agreement.

Provided that, as of the License Effective Date of this License Agreement, COMPANY has complied with all terms and conditions, including payment, under MICROSOFT LICENSE AGREEMENT FOR SERVER PRODUCTS dated September 1, 2000 between COMPANY and MS, MS Contract No. 5124830072 (“Prior Agreement”), the Prior Agreement shall be deemed to be terminated as of the License Effective Date.

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Microsoft License Agreement for Server Operating System Products, # 5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

MINIMUM COMMITMENT SCHEDULE

First Period of This Agreement
Date	Payment Amount (US$)		Cumulative Amount of Payments for Period (US$)
Signing of License Agreement (payment due upon signing)	US$	(***)	US$	(***)
March 31, 2003	US$	(***)	US$	(***)
June 30, 2003	US$	(***)	US$	(***)
September 30, 2003	US$	(***)	US$	(***)
December 31, 2003	US$	(***)	US$	(***)
March 31, 2004	US$	(***)	US$	(***)
Total First Period Minimum Commitment	US$	(***)	US$	(***)

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Microsoft License Agreement for Server Operating System Products, # 5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

PRODUCT SCHEDULE 2

SERVER PRODUCTS

(Processor Version: Pentium or Itanium, or Comparable)

PRODUCT TABLE

Product Name and Version*	Language Versions**	Applicable Additional Provisions	Royalty***	Basis	Billing Type****
Maintenance Subscription for Microsoft® Windows® Server 2003, 32-bit Datacenter Edition (4 Processor Version), One Month Subscription	NON	(395), (429), (728), (782)	US$(***)	Per (***)	Type (***)
Microsoft® Client Access License Pack for Microsoft® Windows® 2000 Server Products (5 CAL Version)	EN	(395), (430)	US$(***)	Per (***)	Type (***)
Microsoft® Device Access License Pack for Windows® Server 2003 Products, (5 Device CAL Version)	EN	(395), (831)	US$(***)	Per (***)	Type (***)
Microsoft® User Client Access License Pack for Microsoft® Windows® Server 2003 Products (5 User CAL Version)	EN	(395), (831)	US$(***)	Per (***)	Type (***)
Microsoft® Windows® 2000 Advanced Server (1-8 Processor, 25 CAL Version)	DE, EN, ES, FR, JA, KO, XT, ZH	(26), (57), (58), (59), (62), (64), (395), (549), (550), (659), (724), (827)	US$(***)	Per (***)	Type (***)
Microsoft® Windows® Server 2003, 32-bit Datacenter Edition (4 Processor Version, 5 CAL Version)	DE, EN, ES, FR, JA	(26), (62), (64), (393), (394), (395), (427), (428), (429), (435), (436), (437), (438), (439), (684), (725), (827), (828), (829), (830), (832), (834)	US$(***)	Per (***)	Type (***)
Microsoft® Windows® Server 2003, 32-bit Enterprise Edition (1-8 Processor Version, 25 CAL Version)	CS, DE, EN, ES, FR, HU, IT, JA, KO, NL, PL, PT, RU, SV, TR, XC, XT, ZH	(26), (57), (59), (62), (64), (395), (549), (550), (599), (659), (827), (828), (829), (830)	US$(***)	Per (***)	Type (***)
Microsoft® Windows® Server 2003, 32-bit Enterprise Edition (1-2 Processor Version, 25 CAL Version)	XT, ZH, EN, FR, DE, JA, KO, ES	(26), (57), (59), (62), (64), (395), (550), (599), (659), (827), (828), (829), (830), (1000)	US$(***)	Per (***)	Type (***)
Microsoft® Windows® Services for UNIX Version 3.0	EN	(395), (729)	US$(***)	Per (***)	Type (***)
Update Subscription for Microsoft® Windows® Server 2003, 32-bit Datacenter Edition (4 Processor Version), One Month Subscription	NON	(394), (395), (429), (728)	US$(***)	Per (***)	Type (***)

**	Language Version Key: Please refer to the Language Version Key in the OEM Resource Guide for explanation of Language Version codes. Localized versions are licensed on an if and as available basis.

***	A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product Table and the Product is licensed for one or more Customer System(s) described in the Customer System section of this License Agreement.

****	Billing Type: “Type II” means OEM Report – based on COMPANY royalty reports, “Type I” means Shipment – based on shipments to COMPANY by MS or AR.

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Microsoft License Agreement for Server Operating System Products, #5129150080-11 dated March 1, 2003,

ADDITIONAL PROVISIONS

(Note: Only those Additional Provisions applicable to licensed Product(s) may appear. Section numbering may not be consecutive.)

(26) COMPANY may install one or more language versions (listed in the Language Version box above) of Product software with each applicable Customer System provided COMPANY shall:

(i) use a utility which allows the end user to choose one (1), and only one (1), language version of Product for the Customer System. Any backup or recovery copy of the Product, shall give end users access to install or recover only one (1) language version of the Product;

(ii) clearly indicate to end users, including without limitation, in advertising and on Customer System packaging that shall be translated and adapted as necessary for any region to which COMPANY distributes the Product, that end users shall have access to one (1) language version only;

(iii) defend MS and MSCORP against, and pay the amount of any final adverse judgment (or settlement to which COMPANY consents) arising from third party claims or demands resulting from COMPANY’s failure to adequately inform end users receiving multiple language versions that they are not entitled to use more than one (1) language version of the Product; and

(iv) pay the highest royalty applicable to the language versions distributed.

COMPANY may distribute more than one (1) language version of the APM, excluding any recovery or external media, with the Product; provided that COMPANY has installed such language version on the Customer System.

(57) In order to support end users of the Product, COMPANY agrees to employ at all times at least one support technician who has successfully completed, at COMPANY’s expense, the Microsoft Certified Professional program for the licensed version of the Product (or if applicable, for the Windows server operating system component), or if not available, then the Microsoft Certified Professional program for Windows 2000 server operating systems.

(58) At present, the EULA for the Product provides for a specified number of Client Access Licenses (“CALs”). The number of CALs determines the maximum number of computers or workstations connected to the Customer System(s) which may access certain basic network services as described in the EULA. The number of CALs included for the Product is indicated in the Product Table above.

(59) Though the OPK for the Product may include versions of the Product designed for various microprocessor architectures, COMPANY is licensed to distribute the Product only with and for use on Customer System(s) based on the microprocessor architecture specified at the top of the Product Schedule.

(62) (a) If a Customer System(s) is licensed on a per system basis for the Product and for one or more other MS operating system products, then COMPANY shall pay MS the royalty for the MS operating system product distributed with such Customer System(s), or in the event no MS operating system product is distributed with such Customer System(s), COMPANY shall pay MS the highest royalty applicable to any licensed language or regional versions of the MS operating system product with the lowest royalty rate(s) that is licensed on a per system basis with such Customer System(s).

(b) COMPANY may not distribute both the Product and any other MS operating system product with the same Customer System(s).

(64) COMPANY is not licensed to distribute a processor version of the Product on a Customer System that includes more processors than the highest number of processors listed for such version in the Product Table. For purposes of this License Agreement, “processor” means a physical processor or central processing unit (CPU).

(393) COMPANY’s license for the Product is being entered into in connection with (i) a Microsoft Gold Certified Partner for Support Services Center for Datacenter agreement and/or addendum between COMPANY and MSCORP (“MGSC Datacenter Addendum”) or an equivalent joint support and services program for the Product defined by MSCORP, and (ii) (A) the Windows 2003 Datacenter Hardware Compatibility Test (“Windows 2003 Datacenter HCT”) specifications or the Enterprise Qualification Program (“EQP”) specifications for Windows Server 2003, Datacenter Edition, or (B) the Datacenter Hardware Compatibility Test (“Windows 2000 Datacenter HCT”) specifications for Windows 2000 Datacenter Server, as applicable, as made available by MSCORP.

(394) (a) Notwithstanding anything to the contrary in the License Agreement, COMPANY shall not distribute Updates (as defined below) to end users of Customer Systems distributed with the Product except pursuant to one or more current and valid Update Subscriptions for the applicable Product as described in this Additional Provision.

(b) For purposes of this Additional Provision:

(i) “Distribution Date” shall mean the date the Product (but excluding an upgrade version of the Product) was distributed by COMPANY to the end user.

(ii) “Designated System” shall mean a Customer System on which is installed the listed processor version of the referenced Product or a Combination (as defined in Additional Provision 684), to which one or more Update Subscriptions are designated.

(iii) “Update Subscription” shall be authorization for COMPANY to distribute Updates to an end user for installation on one (1) Designated System during the term of the Update Subscription.

(iv) “Updates” shall mean Supplements and releases for the Product, if and as licensed to COMPANY.

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Microsoft License Agreement for Server Operating System Products, #5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

(c) (i) To be valid and effective, one or more Update Subscriptions for the corresponding processor version of the Product or Combination shall have been in effect for each month since the Distribution Date.

(ii) If an Update Subscription is acquired after the Distribution Date, COMPANY also shall report and pay MS Update Subscription royalties for each month from and including the Distribution Date through the date end user first acquires an Update Subscription for the Designated System. For example, if an Update Subscription is acquired six (6) months after the Distribution Date, COMPANY would report and pay royalties for seven (7) months, i.e., royalties for the current month and the prior six (6) months. If the Designated System originally was distributed with a lower processor version of the Product or a Combination, and later upgraded to a higher processor version of the Product or a Combination, then royalties for the prior months shall be calculated based on the Update Subscription(s) for the lower processor version of the referenced Product or Combination.

(d) During the term of a current and valid Update Subscription:

(i) COMPANY shall distribute Updates to that end user for deployment on one (1) Designated System installed with the corresponding processor version of the referenced Product or a Combination, provided however, COMPANY may distribute Updates to an end user only if and for so long as COMPANY continues to offer technical support for the Designated System on which the Update will be deployed.

(ii) COMPANY shall indicate to the end user whether the end user’s Designated System would pass (A) the then current Windows 2003 Datacenter HCT or EQP specifications for Windows Server 2003, Datacenter Edition or (B) the then current Windows 2000 Datacenter HCT specifications for Windows 2000 Datacenter, as applicable, if the Updates are installed.

(e) (i) Notwithstanding anything to the contrary in the License Agreement, Updates described in this Additional Provision may be distributed to end users separate from a Customer System as follows:

(A) An Update that includes an operational copy of a licensed Product shall be BIOS-locked (applies only to the 32-bit version of the Product) and distributed only on COMPANY branded external media or via a COMPANY, restricted access web site.

(B) An Update that does not include an operational copy of a licensed Product may be BIOS-locked (applies only to the 32-bit version of the Product) and shall be distributed only on COMPANY branded external media or via a COMPANY, restricted access web site.

(ii) An Update shall be provided to the end user with the EULA included with the Update as delivered to COMPANY by MS.

(f) For each Update Subscription, COMPANY shall maintain records by end user customer, the Product identification number, configuration and acquisition date of the Designated System, and the purchase date of each Update Subscription for the Designated System. COMPANY shall provide such information to MS on a monthly basis.

(g) Notwithstanding anything to the contrary in this Additional Provision, COMPANY may distribute Updates to an end user of a Customer System installed with a Combination, provided that the total number of processors of such Combination does not exceed the total number of processors of the current and valid Update Subscription(s) designated to such Customer System.

(395) MS will provide to COMPANY OEM Sales-Out Reporting Guidelines, which may be revised from time to time during the term of this License Agreement. COMPANY shall provide, on a monthly basis, customer sales reports for the Product (“Sales-Out Reports”), which shall include all information required by the then current OEM Sales-Out Reporting Guidelines. COMPANY shall take all steps necessary to ensure that COMPANY’s collection and provision of information contained in the Sales-Out Reports will comply with all applicable national data protection laws. In addition, if an end user customer is an individual, COMPANY shall notify and obtain permission from the end user for transfer and use of information by MS. If permission is not obtained, COMPANY shall report the name and address for the business organization with which the individual is affiliated (if any), and shall not report such information for the individual.

(427) (a) Notwithstanding anything to the contrary in this License Agreement, COMPANY may distribute this Product with a Customer System to be installed at the end user’s location, but only if the following conditions are met:

(i) the Customer System on which the Product is to be installed passes (A) the then current Windows 2003 Datacenter HCT or EQP specifications for Windows Server 2003, Datacenter Edition or (B) the then current Windows 2000 Datacenter HCT specifications for Windows 2000 Datacenter, as applicable, as described in Additional Provision (435);

(ii) the Product is BIOS-locked (applies only to the 32-bit version of the Product) and provided to the end user on COMPANY-branded external media;

(iii) the Product is installed only on the Customer System by either (i) a COMPANY technician or (ii) the end user pursuant to COMPANY’s instructions; and

(iv) the Customer System, as installed with the Product, shall be in compliance with all terms and conditions set forth in this License Agreement, including without limitation, carrying the COA sticker for the Product.

(b) COMPANY also may distribute the Product directly to an existing end user of a previously distributed Customer System subject to the same conditions as set forth in subsection (a) of this Additional Provision, provided that such Customer System shall have been previously installed and used with validly licensed operating system software.

(428) (a) COMPANY shall ensure that each Customer System (as installed and configured for end user operation with the Product and all other software and/or hardware installed on the Customer System) meets the specifications set forth in (A) the then current Windows 2003 Datacenter HCT or EQP for Windows Server 2003, Datacenter Edition or (B) the then current Windows 2000 Datacenter HCT for Windows 2000 Datacenter Server, as applicable, regardless of where the Product was installed.

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Microsoft License Agreement for Server Operating System Products, #5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

(b) (i) Except as described below (or otherwise as permitted in writing by MS), all tools provided by MS to COMPANY in connection with the license for the Product may be accessed and used only by COMPANY.

(ii) For the Windows 2000 Datacenter Products Only, the OPKs include a Windows 2000 Datacenter Server checked version of the Product (“Datacenter Checked CD”), a support tool that provides diagnostic and debugging information on the Windows 2000 Datacenter Product running on a Customer System. If and as specifically approved by MS on a case-by-case basis, COMPANY may provide an end user with individual check files from the Datacenter Checked CD solely to support diagnosis and debugging of the Windows 2000 Datacenter Product running on the end user’s Customer System.

(429) (a) For any Product software which may be distributed on external media by COMPANY to end users, such external media, including all locking technology used by COMPANY thereon, shall comply with specifications as provided in the OEM Resource Guide (applies only to the 32-bit version of the Product), and shall be reproduced only by an Authorized Replicator.

(b) For any Product software which may be made available by COMPANY to end users via a COMPANY restricted Web site, COMPANY shall ensure that only the intended end users are able to access and download such software.

(430) COMPANY may distribute Client Access License Packs for Windows 2000 Server Products only (i) packaged with new Customer Systems distributed with a Windows 2000 Server Product or (ii) to existing end users of previously distributed Customer Systems on which a Windows 2000 Server Product is installed.

(435) The Product may only be distributed with or installed on a Customer System that has passed (A) the then current Windows 2003 Datacenter HCT or EQP for Windows Server 2003, Datacenter Edition or (B) the then current Windows 2000 Datacenter HCT for Windows 2000 Datacenter, as applicable, as follows:

(a) If a new Customer System (or a new configuration of an existing Customer System) is to be distributed or installed with the then current release of the Product, that Customer System shall pass (A) the then current Windows 2003 Datacenter HCT or EQP for Windows Server 2003, Datacenter Edition or (B) the then current Windows 2000 Datacenter HCT for Windows 2000 Datacenter, as applicable.

(b) If a new Customer System (or a new configuration of an existing Customer System) is to be distributed or installed with a prior version of the Product, that Customer System shall pass (A) the most current Windows 2003 Datacenter HCT or EQP for Windows Server 2003, Datacenter Edition or (B) the most current Windows 2000 Datacenter HCT for Windows 2000 Datacenter Server, as applicable, for that version of the Product (including Service Packs and other Updates). For example, if a new Customer System is to be distributed or installed with a prior version of the Product including Service Pack 1, that Customer System must pass the most current Datacenter HCT in effect for Service Pack 1.

(436) COMPANY shall distribute or install Customer Systems with the Product only to or at locations for which COMPANY meets and continues to meet the requirements set forth in the MGSC Datacenter Addendum (or an alternate joint support and services program defined by MSCORP) as may be modified from time to time.

(437) (a) (***) is the (***) or (***) of at least the (***) units, (***), and (***) resources of a Customer System into (***) units, such that (***) (a (***)) is (***) of (***) of the Product. A Customer System that contains (***) (“(***) Customer System”) may be installed with (***) than (***) of the Product on (***) and the (***) of (***) of the Product (***) shall (***) the (***) of (***) included in the (***) Customer System.

(b) COMPANY is not licensed to distribute a processor version of the Product on (***) Customer System (***) the (***) of (***) supporting (***) the Product is (***) the (***) of (***) listed for (***) in the Product table above.

(c) Notwithstanding anything to the contrary in this License Agreement, if COMPANY distributes the Product installed or to be installed on (***) of a (***) Customer System, COMPANY is not required to (***) than (***) of (***) for the Product with (***) Customer System.

(438) (a) Except as described in subsection (b) below, COMPANY shall distribute the Product (***) Customer Systems (***) are (***) of (***) in a (***). Furthermore, the (***) of (***) in the (***) of the Product COMPANY (***) with a Customer System shall (***).

(b)(i) COMPANY also may (***) the Product with a (***) Customer System that is (***) of (***) in an (***). For purposes of this Additional Provision, (***) (***) Customer System shall mean a Customer System that (A) (***) either (***) or (***), and which (***) is (***) by having the (***) in (***) (or (***)) (***), and (B) does not (***).

(ii) For purposes of this subsection (b) only, a (***) Customer System may be (***) or (***) of a (***) of (***) or (***) and (***) as a (***) Customer System. For (***) Customer Systems that (***) of (***), (A) COMPANY may (***) of the Product for (***) or (***) on (***), (B) the (***) in Additional Provision (***) shall be (***) the (***) of (***) in the (***), (C) the (***) shall not include (***), and (D) each (***) is (***) of (***) in an (***) or (***).

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Microsoft License Agreement for Server Operating System Products, #5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

(iii) For purposes of (***) the (***) of (***) in a (***) Customer System, (***) in an (***) or (***) is (***) as (***) and (***) is (***) as (***).

(439) COMPANY shall offer to end users a “change management” service that would enable periodic upgrades of a Customer System distributed with the Product to a later, more current Customer System configuration that meets the specifications described in the then current Windows 2003 Datacenter HCT or EQP specifications for Windows Server 2003, Datacenter Edition or the then current Windows 2000 Datacenter HCT specifications for Windows 2000 Datacenter, as applicable, as described in Additional Provision 435. COMPANY may provide Updates to end users only pursuant to a current and valid Update Subscription for the applicable Product, and may provide Maintenance Updates to end users only pursuant to a current and valid Maintenance Subscription for the applicable Product.

(549) (a) Except as described in subsection (b) below, COMPANY shall distribute the Product only with Customer Systems (***) of (***) up to, and (***) in a (***).

(b) (i) COMPANY also may (***) the Product with a (***) Customer System that is (***) with and (***) to, and (***), (A) for a (***) in an (***) or (B) for a (***) in an (***). For purposes of this Additional Provision, a (***) Customer System shall mean a Customer System that (A) (***), and which (***) is (***) by (***) the (***) in (***) (or (***)) (***), and (B) does not (***).

(ii) For purposes of this subsection (b) only, a (***) Customer System (***) be a (***) or (***) of (***) and (***) a (***) Customer System. For (***) Customer Systems that (***) of (***), (A) COMPANY may preinstall (***) of the Product for (***) or (***) on (***), (B) the (***) described in Additional Provision (***) shall be (***) on the (***) of (***) in the (***), (C) the (***) shall (***) include (***), and (D) each (***) is (***) of (***) at (***) in an (***) or (***).

(iii) For (***) of (***) the (***)of (***) in a (***) Customer System, (***) in an (***) or (***) is (***) as (***) and (***) or (***) is (***) as (***). Notwithstanding the foregoing, in no event shall the Product be (***) for; (a) use (***) Customer System with (***) of (***) in an (***) for Windows (***), or (b) use in a (***) Customer System (***) of (***) in an (***) or (***) for Windows (***).

(550) (a) (***) is the (***) or (***) of (***) the (***), and (***) of a Customer System into (***), such that (***) (a (***)) is (***) of (***) of the Product.

(b) A Customer System that (***) (“(***) Customer System”) may be (***) with (***) of the Product on a (***). COMPANY shall (***) and (***) for (***) of the Product whether the Product is (***) by COMPANY or by an end user customer (if authorized by this License Agreement). COMPANY is responsible for instructing such end user customer that it may install (***) of (***) of Product for which COMPANY has (***).

(c) COMPANY is (***) to (***) a (***) of the Product on a (***) Customer System (***) the (***) of (***) a (***) the Product is (***) the (***) listed for (***) in the Product Table above.

(d) Notwithstanding anything to the contrary in this License Agreement, if COMPANY distributes the Product installed or to be installed on (***) of a (***) Customer System, COMPANY is not required to (***) more than (***) of APM for the Product with (***) Customer System.

(599) Under the terms of the EULA, use of the Product will be limited to the first thirty (30) days after the end user first launches the Product, unless (i) the end user activates the Product with MSCORP in the manner described in the Product during launch or (ii) COMPANY has used the system locked preinstallation tool (the “SLP tool”) contained in the OPK to bypass the activation feature of the Product. Unless COMPANY has properly used the SLP tool on both the preinstalled image and recovery media, COMPANY shall provide the following or substantially similar notice in a clear and conspicuous manner to end users prior to their acquiring the Product (e.g., in advertisements, Customer System packaging or point of purchase materials):

“Certain Microsoft® software product(s) included with this computer may use technological measures for copy protection. IN SUCH EVENT, YOU WILL NOT BE ABLE TO USE THE PRODUCT IF YOU DO NOT FULLY COMPLY WITH THE PRODUCT ACTIVATION PROCEDURES. Product activation procedures and Microsoft’s privacy policy will be detailed during initial launch of the product, or upon certain reinstallations of the software product(s) or reconfigurations of this computer, and may be completed by Internet or telephone (toll charges may apply).”

COMPANY shall defend MS and MSCORP, and pay the amount of any final adverse judgment (or settlement to which COMPANY consents) arising from third party claims or demands resulting from COMPANY’s failure to provide the notice as required above.

(659) In lieu of preinstalling the Product software pursuant to Sections 2(a)(ii)(l) and (2) of this License Agreement, COMPANY may distribute one (1) copy of the Product software on COMPANY-branded external media (i.e., diskette or CD-ROM) inside the Customer System package for (i) installation by COMPANY on the Customer System at the end user’s location; or (ii) installation by COMPANY’s end user

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Microsoft License Agreement for Server Operating System Products, # 5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

customer on the Customer System pursuant to COMPANY’s instructions, which shall be consistent with this License Agreement. For the 32-bit version of the Product, COMPANY shall ensure that such copy of the Product software on external media is BIOS-locked in accordance with the specifications set forth in the OEM Resource Guide. Furthermore, for the 32-bit version of the Windows Server 2003 Product, COMPANY shall ensure that such copy of the Product software on external media also either (i) requires activation or (ii) is system locked using the SLP tool as described in Additional Provision 599.

(684) Notwithstanding anything to the contrary in this License Agreement, COMPANY may distribute any combination of different processor versions of the Product (“Combination”) with a Customer System, provided that the aggregate number of processors included in the Customer System does not exceed the total number of processors for such Combination. With respect to a Partitioned Customer System, COMPANY may distribute any Combination with a Partitioned Customer System, provided that the aggregate number of processors supporting Partitions running the Product does not exceed the total number of processors for such Combination.

(724) COMPANY may pre-populate the Product key on behalf of the end user provided that (i) such Product key matches the unique number provided by MS to COMPANY for COMPANY’s preinstallation of the Product, (ii) the Customer System is designed to be used without a monitor, keyboard and mouse, and (iii) the Terminal Services Licensing service is not installed, unless this service is installed at the end user customer’s request as part of an Image in accordance with Section 2(h) of this License Agreement.

(725) If repair or a hardware upgrade, at the end user site, of a Customer System currently in use with this Product (“Existing Customer System”) would be impracticable for COMPANY, then COMPANY may completely replace the Existing Customer System (with or without connected peripheral devices) at the end user site with a replacement Customer System (“Replacement Customer System”), provided that:

(a) COMPANY moves all installed copies of the Product from the Existing Customer System to the Replacement Customer System;

(b) COMPANY completely removes all installed copies of the Product from the Existing Customer System;

(c) The Replacement Customer System passes (A) the same, most current Windows 2003 Datacenter HTC or EQP for Windows Server 2003, Datacenter Edition or (B) the same, most current Windows 2000 Datacenter HCT for Windows 2000 Datacenter, as applicable, the Existing Customer System passed;

(d) COMPANY affixes new COA(s) on the Replacement Customer System corresponding to the processor version(s) of the Product moved from the Existing Customer System to the Replacement Customer System and such other processor version(s) of the Product COMPANY installs on the Replacement Customer System;

(e) COMPANY pays MS the royalties for the processor version(s) of the Product installed on the Replacement Customer System; and

(f) COMPANY advises the end user of the Replacement Customer System that the term “COMPUTER” in the EULA for the Product shall mean the Replacement Customer System.

COMPANY may request a credit for the COA(s) for the Product affixed to the Existing Customer System, and MS will apply such credit, subject to the terms and conditions of Section 3(g) of the BTD.

(728) The billing type for this Product is Type (***). MS may change the billing type for this Product to Type (***) upon at least sixty (60) days prior written notice to COMPANY. Not later than fifteen (15) days after the effective date of the change to Type (***), COMPANY shall provide an inventory report to MS, in the format provided by MS, indicating all COAs for the Product, if any, received by, and/or in transit to, COMPANY from an AR but which have not been distributed and reported by COMPANY. COMPANY shall pay any royalties due for the Product in accordance with Section 3(b) of the License Agreement.

(729) The Product is designed for use with Windows NT Workstation Version 4.0 (with Service Pack 6a or later), Server Version 4.0 (with Service Pack 6a or later), Windows NT Server Enterprise Edition Version 4.0 (with Service Pack 6a or later), Windows 2000 Professional, Windows 2000 Server, Windows 2000 Advanced Server, or Windows XP Professional. The Product may not function properly with other operating system products.

(782) (a) Notwithstanding anything to the contrary in the License Agreement, COMPANY shall not distribute Maintenance Updates (as defined below) to end users of Customer Systems distributed with the Product (i.e., Windows 2000 Datacenter Server) except pursuant to one or more current and valid Maintenance Subscriptions for the applicable Product as described in this Additional Provision.

(b) For purposes of this Additional Provision:

(i) “Distribution Date” shall mean the date the Product (but excluding an upgrade version of the Product) was distributed by COMPANY to the end user.

(ii) “Designated System” shall mean a Customer System on which is installed the listed processor version of the referenced Product or a Combination (as defined in Additional Provision 684), to which one or more Maintenance Subscriptions are designated.

(iii) “Maintenance Subscription” shall be authorization for COMPANY to distribute Maintenance Updates to an end user for installation on one (1) Designated System during the term of the Maintenance Subscription.

(iv) “Maintenance Updates” shall mean Supplements for the Product, if and as licensed to COMPANY.

(c) (i) To be valid and effective, one or more Maintenance Subscriptions for the corresponding processor version of the Product or Combination shall have been in effect for each month since the Distribution Date.

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Microsoft License Agreement for Server Operating System Products, #5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

(ii) If a Maintenance Subscription is acquired after the Distribution Date, COMPANY also shall report and pay MS Maintenance Subscription royalties for each month from and including the Distribution Date through the date end user first acquires a Maintenance Subscription for the Designated System. For example, if a Maintenance Subscription is acquired six (6) months after the Distribution Date, COMPANY would report and pay royalties for seven (7) months, i.e., royalties for the current month and the prior six (6) months. If the Designated System originally was distributed with a lower processor version of the Product or a Combination, and later upgraded to a higher processor version of the Product or a Combination, then royalties for the prior months shall be calculated based on the Maintenance Subscription(s) for the lower processor version of the referenced Product or Combination.

(d) During the term of a current and valid Maintenance Subscription:

(i) COMPANY shall distribute Maintenance Updates to that end user for deployment on one (1) Designated System installed with the corresponding processor version of the referenced Product or a Combination, provided however, COMPANY may distribute Maintenance Updates to an end user only if and for so long as COMPANY continues to offer technical support for the Designated System on which the Maintenance Update will be deployed.

(ii) COMPANY shall indicate to the end user whether the end user’s Designated System would pass (A) the then current Windows 2003 Datacenter HCT or EQP specifications for Windows Server 2003, Datacenter Edition or (B) the then current Windows 2000 Datacenter HCT specifications for Windows 2000 Datacenter, as applicable, if the Maintenance Updates are installed.

(e) (i) Notwithstanding anything to the contrary in the License Agreement, Maintenance Updates described in this Additional Provision may be distributed to end users separate from a Customer System as follows:

(A) A Maintenance Update that includes an operational copy of a licensed Product shall be BIOS-locked (applies only to the 32-bit version of the Product) and distributed only on COMPANY-branded external media or via a COMPANY, restricted access web site.

(B) A Maintenance Update that does not include an operational copy of a licensed Product may be BIOS-locked (applies only to the 32-bit version of the Product) and shall be distributed only on COMPANY branded external media or via a COMPANY, restricted access web site.

(ii) A Maintenance Update shall be provided to the end user with the EULA included with the Maintenance Update as delivered to COMPANY by MS.

(f) For each Maintenance Subscription, COMPANY shall maintain records by end user customer, the Product identification number, configuration and acquisition date of the Designated System, and the purchase date of each Maintenance Subscription for the Designated System. COMPANY shall provide such information to MS on a monthly basis.

(g) Notwithstanding anything to the contrary in this Additional Provision, COMPANY may distribute Maintenance Updates to an end user of a Customer System installed with a Combination, provided that the total number of processors of such Combination does not exceed the total number of processors of the current and valid Maintenance Subscription(s) designated to such Customer System.

(827) The OPK for the Product includes Customer Support Diagnostics Tools (“CSD”), which provide diagnostic and debugging information on the Product running on a Customer System. COMPANY may (i) install CSD as part of the Product, (ii) distribute CSD on external media inside the Customer System package, or (iii) provide CSD on external media to an existing end user of a Customer System installed with the Product. COMPANY may distribute not more than one (1) copy of CSD for each copy of the Product distributed. CSD on external media shall be reproduced only by an AR.

(828) The OPK for the Product includes Windows Systems Resource Manager (“WSRM”), which enables resource administration of the Product. COMPANY may (i) install WSRM as part of the Product, (ii) distribute WSRM on external media inside the Customer System package, or (iii) provide WSRM on external media to an existing end user of a Customer System installed with the Product. COMPANY may distribute not more than one (1) copy of WSRM for each copy of the Product distributed. WSRM on external media shall be reproduced only by an AR.

(829) This Product includes the number of Client Access Licenses (“CALs”) indicated in the Product Table above.

(830) (a) COMPANY may grant an end user who acquires a new, COMPANY-branded Customer System distributed with a version of this Product that has been updated to include one or more Supplements or is a custom image (“New Product”) the right to install and use a copy of the New Product on its previously acquired, COMPANY-branded Customer System(s) installed with an earlier or version of this Product, pursuant to the addendum to the EULA provided below. If COMPANY elects to grant such rights, COMPANY shall complete and deliver the following addendum to the EULA for the New Product to such end user:

ADDENDUM TO THE END USER LICENSE AGREEMENT FOR <<COMPANY to fill in full name of the New

Product>> (“EULA”)

This addendum (“Addendum”) provides additional rights with respect to the Server Software portion of the software product identified above as licensed to you by Manufacturer. By installing, copying or otherwise using the Server Software as described below, you agree to be bound by the terms set forth below. If you do not agree to be bound by these terms, you may not install the Server Software as described below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the EULA.

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Microsoft License Agreement for Server Operating System Products, #5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

ADDITIONAL RIGHTS. In addition to the rights and restrictions stated in the EULA, Manufacturer grants you the following rights:

You may install, use, access, display and run one copy of the Server Software on each of your existing <<COMPANY to fill out Customer System model name/number>> servers (each an “Other Server”) in lieu of the copy of <<COMPANY to fill out full name of the Product>> you acquired with the Other Server (“Other Copy”), provided that (i) the Other Server carries Manufacturer’s brand name, (ii) the Other Copy is validly licensed to you with the Other Server under an end user license agreement between you and Manufacturer and (iii) you remove the Other Copy from the Other Server. Your use of the Server Software on the Other Server is subject to the terms of the EULA.

(b) COMPANY shall keep records relating to the number of licenses granted under subsection (a) above. COMPANY shall provide such records to MS upon MS’ request.

(831) COMPANY may distribute Client Access License Packs for Windows Server 2003 Products only (i) packaged with new Customer Systems distributed with a Windows Server 2003 Product or (ii) to existing end users of previously distributed Customer Systems on which a Windows Server 2003 Product is installed.

(832) (a) If an end user customer of a Customer System previously distributed with this Product is exercising its “Use of Previous Version of the Software” right granted in the EULA for this Product and such end user customer has accepted the terms of such EULA, then, upon such end user customer’s request, COMPANY may distribute directly to such end user customer one (1) copy of the corresponding processor version(s) of Windows 2000 Datacenter Server on external media, provided (i) COMPANY is licensed for such processor version(s) and release of Windows 2000 Datacenter Server, (ii) COMPANY has certified the use of Windows 2000 Datacenter Server on such end user customer’s Customer System, (iii) COMPANY acquires a non-royalty bearing COA for the applicable processor version(s) of Windows 2000 Datacenter Server in accordance with the instructions set forth in the product information section of Microsoft OEM Online, and ensures that such COA is affixed to the end user customer’s Customer System, and (iv) the copy of Windows 2000 Datacenter Server is BIOS-locked. No royalty shall accrue for copies of Windows 2000 Datacenter so distributed, provided that COMPANY distributes such copies of Windows 2000 Datacenter at no charge except for reasonable shipping and handling charges.

(b) If an end user customer of a Customer System previously distributed with the 32-bit or 64-bit version of this Product requests COMPANY to provide pursuant to the EULA for this Product the 32-bit or 64-bit version of the Product, as applicable, which the end user customer did not initially receive, then, upon such end user customer’s request, COMPANY may distribute directly to such end user customer one (1) copy of the 32-bit or 64-bit version of this Product, as applicable, on external media, provided (i) COMPANY is licensed for the applicable version of the Product, (ii) COMPANY has certified the use of the applicable version of the Product on such end user customer’s Customer System, (iii) COMPANY acquires a non-royalty bearing COA for the applicable version of the Product in accordance with the instructions set forth in the product information section of Microsoft OEM Online, and ensures that such COA is affixed to the end user customer’s Customer System, and (iv) the copy of this Product is BIOS-locked. No royalty shall accrue for copies of the Product so distributed, provided that COMPANY distributes such copies of the Product at no charge except for reasonable shipping and handling charges.

(834) Notwithstanding anything in the License Agreement to the contrary, COMPANY may distribute the Product as an Update pursuant to a current and valid Update Subscription directly to a licensed end user of the corresponding processor version(s) of Windows 2000 Datacenter Server at zero dollar ($0.00) royalty, provided that COMPANY (i) complies with the instructions for such distribution set forth on Microsoft OEM Online, (ii) acquires a non-royalty bearing COA for the Product in accordance with the instructions set forth on Microsoft OEM Online, and ensures that such COA is affixed to the end user customer’s Customer System and (iii) distributes such copies of the Product at no charge except for reasonable shipping and handling charges.

(1000) (a) COMPANY shall distribute the Product only with a (***) Customer System that is (***) with and (***), and (***) in an (***) or (***). For purposes of the Additional Provision, a (***) Customer System shall mean a Customer System that (A) (***), and which (***) is (***) by (***) the (***) in (***) (or(***)) (***), and (B) does not (***).

(b) For purposes of this subsection (a) only, a (***) Customer System (***) or (***) of a (***) or(***) and(***) as a (***) Customer System. For (***) Customer Systems that (***) of (***), (A) COMPANY may preinstall (***) of the Product for (***) or (***) on (***), (B) the (***) described in Additional Provision (***) shall be (***) on the (***) of (***) in the (***), (C) the (***) shall not include (***), and (D) (***) is (***) of (***) of (***) in an (***) or (***).

(c) For purposes of (***) the (***) of (***) in a (***) Customer System, each (***) in an (***) or (***) is (***) as (***) and (***) is (***) as (***). Notwithstanding the foregoing, in no event shall the Product be licensed for use in a (***) Customer System with (***) of (***) in an (***) or (***).

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Microsoft License Agreement for Server Operating System Products, #5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

CUSTOMER SYSTEM(S) DEFINITION

COMPANY’s Customer System(s) shall be the assembled computer systems that (i) are described in the table below, (ii) are capable of (A) running a copy of the Product software, (B) processing input, (C) displaying (locally or remotely) the Product user interface, and (iii) include at least a central processing unit, a motherboard, and memory. For each Product which COMPANY chooses to license for distribution with the listed Customer System(s), the letter “s” or “c” in the relevant box indicates whether COMPANY is licensing the Product on a “per system” or “per copy” basis, respectively. New models may be added by agreement of the parties.

At COMPANY’s option, for purposes of administrative convenience, COMPANY may designate models by model line or series, (e.g., “Jaguar model line”, “Jaguar Pro series”, “Jaguar Pro 750 model line”, “Jaguar Pro 950 series”). Customer System(s) defined by model line or series shall include all present models which include the designated model line or series name, (e.g., “Jaguar Pro model line” includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S; “Jaguar series” includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400; “Jaguar Pro 950 series” includes Jaguar Pro 950, Jaguar Pro 955).

COMPANY AND COMPANY SUBSIDIARIES BRAND NAMES AND TRADEMARKS

If COMPANY Customer System(s) are marketed or distributed under COMPANY’s or COMPANY Subsidiaries’ brand names and trademarks, which do not include COMPANY’s name, those brand names and trademarks must be listed below.

Brand Name & Trademarks

ftSeries, (***)

Product Number Key:

Product Number	Product Name and Version
18370	Maintenance Subscription for Microsoft® Windows® Server 2003, 32-bit Datacenter Edition (4 Processor Version), One Month Subscription

13797	Microsoft® Client Access License Pack for Microsoft® Windows® 2000 Server Products (5 CAL Version)

18379	Microsoft® Device Access License Pack for Windows® Server 2003 Products, (5 Device CAL Version)

18380	Microsoft® User Client Access License Pack for Microsoft® Windows® Server 2003 Products (5 User CAL Version)

13351	Microsoft® Windows® 2000 Advanced Server (1-8 Processor, 25 CAL Version)

18386	Microsoft® Windows® Server 2003, 32-bit Datacenter Edition (4 Processor Version, 5 CAL Version)

18473	Microsoft® Windows® Server 2003, 32-bit Enterprise Edition (1-2 Processor Version, 25 CAL Version)

18389	Microsoft® Windows® Server 2003, 32-bit Enterprise Edition (1-8 Processor Version, 25 CAL Version)

16934	Microsoft® Windows® Services for UNIX Version 3.0

18403	Update Subscription for Microsoft® Windows® Server 2003, 32-bit Datacenter Edition (4 Processor Version), One Month Subscription

Royalty Basis Key: C = per copy; S = per system; if Product box is blank in the Customer System(s) Table below, such Product is not licensed for distribution with the listed Customer System(s).

CUSTOMER SYSTEM(S) TABLE

Model Name/Model Number	Processor	13351	13797	16934	18370	18379	18380	18386
ftServer, (***) Series	PENTIUM III OR COMPARABLE	(***)	(***)	(***)	(***)	(***)	(***)	(***)

Model Name/Model Number	Processor	18389	18403	18473
ftServer, (***) Series	PENTIUM III OR COMPARABLE	(***)	(***)	(***)

COMPANY represents and warrants that the names and numbers indicated in the Model Name or Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Customer System(s) case and in COMPANY’s internal books and records).

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Microsoft License Agreement for Server Operating System Products, #5129150080-11 dated March 1, 2003, between MS and STRATUS TECHNOLOGIES, INC.

Amendment Number:	1

Amendment Date:	August 1, 2003

COMPANY Name:	STRATUS TECHNOLOGIES, INC.

MS Agreement Number:	5129150080

Agreement Effective Date:	March 1, 2003

AMENDMENT TO

MICROSOFT LICENSE AGREEMENT FOR SERVER OPERATING SYSTEM PRODUCTS

Effective as of the Amendment Date indicated above, each party agrees the Microsoft License Agreement for Server Products (“License Agreement”) is amended as follows:

1. The introductory paragraph in the preamble of this License Agreement is deleted in its entirety and replaced with the following:

“This Microsoft License Agreement For Server Operating System Products (“License Agreement”) is made and entered into as of the effective date set forth above (“Effective Date”), by and between MICROSOFT LICENSING, INC. (“MS”), and the company specified above (“COMPANY”). Notwithstanding anything to the contrary in the BTD (as defined herein), on or after August 1, 2003, this License Agreement, and any related agreement(s) to which MS is a party or is benefited by, including all rights and obligations thereunder, may be assigned from MS to a general partnership in which MSCORP is a general partner and may thereafter be assigned from such general partnership to a direct or indirect wholly owned subsidiary of MSCORP. MS shall provide COMPANY with prior notice of such assignment(s), provided, however, that failure to provide notice shall not affect the effectiveness of any such assignment. From and after such transfer(s), all references to “MS” contained in this License Agreement, the BTD incorporated herein, or any related agreements, documents or items shall refer to the assignee identified in the applicable assignment notice(s) to COMPANY.”

2. The PRODUCT SCHEDULE 2, SERVER PRODUCTS, is deleted in its entirety and replaced with the attached PRODUCT SCHEDULE 2, SERVER PRODUCTS.

All capitalized terms shall have the same meanings as defined in the License Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the License Agreement.

By signing below, each party acknowledges that it has read and understood, and will act in accordance with, all of the terms set forth in the attached documents.

MICROSOFT LICENSING, INC. A company organized under the laws of: State of Nevada, U.S.A.		STRATUS TECHNOLOGIES, INC. A company organized under the laws of: State of Delaware, U.S.A.

By:	/s/ Lyndia K. Frey	By:	/s/ James A. Gargan

	(signature)		(signature)

Name:	Lyndia Frey	Name:	James A. Gargan

	(printed)		(printed)

Title:	OEM ACCOUNTING MANAGER	Title:	SVP Worldwide Marketing

	(printed)		(printed)

Date:	OCT 07 2003	Date:	Oct. 2, 2003

COMPANY’s seal or “chop”	APPROVED
LEGAL: Illegible
DATE: 10/1/03

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Amendment to MS License Agreement for Server Products

PRODUCT SCHEDULE 2

SERVER PRODUCTS

(Processor Version: Pentium or Itanium, or Comparable)

PRODUCT TABLE

Product Name and Version*	Language Versions**	Applicable Additional Provisions	Royalty***	Basis	Billing Type****
Maintenance Subscription for Microsoft® Windows® Server 2003, 32-bit Datacenter Edition (4 Processor Version), One Month Subscription	NON	(395), (429), (728), (782)	US$(***)	Per (***)	Type (***)

Microsoft® Client Access License Pack for Microsoft® Windows® 2000 Server Products (5 CAL Version)	EN	(395), (430)	US$(***)	Per (***)	Type (***)

Microsoft® Device Access License Pack for Windows® Server 2003 Products, (5 Device CAL Version)	EN	(395), (831)	US$(***)	Per (***)	Type (***)

Microsoft® User Client Access License Pack for Microsoft® Windows® Server 2003 Products (5 User CAL Version)	EN	(395), (831)	US$(***)	Per (***)	Type (***)

Microsoft® Windows® 2000 Advanced Server (1-8 Processor, 25 CAL Version)	DE, EN, ES, FR, JA, KO, XT, ZH	(26), (57), (58), (59), (62), (64), (395), (549), (550), (659), (724), (827)	US$(***)	Per (***)	Type (***)

Microsoft® Windows® Server 2003, 32-bit Datacenter Edition (4 Processor Version, 5 CAL Version)	DE, EN, ES, FR, JA	(26), (62), (64), (393), (394), (395), (427), (428), (429), (435), (436), (437), (438), (439), (684), (725), (827), (828), (829), (830), (832), (834)	US$(***)	Per (***)	Type (***)

Microsoft® Windows® Server 2003, 32-bit Enterprise Edition (1-8 Processor Version, 25 CAL Version)	CS, DE, EN, ES, FR, HU, IT, JA, KO, NL, PL, PT, RU, SV, TR, XC, XT, ZH	(26), (57), (59), (62), (64), (395), (549), (550), (599), (659), (827), (828), (829), (830)	US$(***)	Per (***)	Type(***)

Microsoft® Windows® Server 2003, 32-bit Enterprise Edition (1-2 Processor Version, 25 CAL Version)	XT, ZH, EN, FR, DE, JA, KO, ES	(26), (57), (59), (62), (64), (395), (550), (599), (659), (827), (828), (829), (830), (1000)	US$(***)	Per (***)	Type (***)

Microsoft® Windows® Services for UNIX Version 3.0	EN	(395), (729)	US$(***)	Per (***)	Type (***)

Update Subscription for Microsoft® Windows® Server 2003, 32-bit Datacenter Edition (4 Processor Version), One Month Subscription	NON	(394), (395), (429), (728)	US$(***)	Per (***)	Type (***)

**	Language Version Key: Please refer to the Language Version Key in the OEM Resource Guide for explanation of Language Version codes. Localized versions are licensed on an if and as available basis.

***	A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product Table and the Product is licensed for one or more Customer System(s) described in the Customer System section of this License Agreement.

****	Billing Type: “Type II” means OEM Report - based on COMPANY royalty reports, “Type I” means Shipment - based on shipments to COMPANY by MS or AR.

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Amendment Number 1 dated August 1, 2003 to MS License Agreement for Server Products Number 5129150080 dated March 1, 2003

ADDITIONAL PROVISIONS

(Note: Only those Additional Provisions applicable to licensed Product(s) may appear. Section numbering may not be consecutive.)

(26) COMPANY may install one or more language versions (listed in the Language Version box above) of Product software with each applicable Customer System provided COMPANY shall:

(i) use a utility which allows the end user to choose one (1), and only one (1), language version of Product for the Customer System. Any backup or recovery copy of the Product, shall give end users access to install or recover only one (1) language version of the Product;

(ii) clearly indicate to end users, including without limitation, in advertising and on Customer System packaging that shall be translated and adapted as necessary for any region to which COMPANY distributes the Product, that end users shall have access to one (1) language version only;

(iii) defend MS and MSCORP against, and pay the amount of any final adverse judgment (or settlement to which COMPANY consents) arising from third party claims or demands resulting from COMPANY’s failure to adequately inform end users receiving multiple language versions that they are not entitled to use more than one (1) language version of the Product; and

(iv) pay the highest royalty applicable to the language versions distributed.

COMPANY may distribute more than one (1) language version of the APM, excluding any recovery or external media, with the Product; provided that COMPANY has installed such language version on the Customer System.

(57) In order to support end users of the Product, COMPANY agrees to employ at all times at least one support technician who has successfully completed, at COMPANY’s expense, the Microsoft Certified Professional program for the licensed version of the Product (or if applicable, for the Windows server operating system component), or if not available, then the Microsoft Certified Professional program for Windows 2000 server operating systems.

(58) At present, the EULA for the Product provides for a specified number of Client Access Licenses (“CALs”). The number of CALs determines the maximum number of computers or workstations connected to the Customer System(s) which may access certain basic network services as described in the EULA. The number of CALs included for the Product is indicated in the Product Table above.

(59) Though the OPK for the Product may include versions of the Product designed for various microprocessor architectures, COMPANY is licensed to distribute the Product only with and for use on Customer System(s) based on the microprocessor architecture specified at the top of the Product Schedule.

(62) (a) If a Customer System(s) is licensed on a per system basis for the Product and for one or more other MS operating system products, then COMPANY shall pay MS the royalty for the MS operating system product distributed with such Customer System(s), or in the event no MS operating system product is distributed with such Customer System(s), COMPANY shall pay MS the highest royalty applicable to any licensed language or regional versions of the MS operating system product with the lowest royalty rate(s) that is licensed on a per system basis with such Customer System(s).

(b) COMPANY may not distribute both the Product and any other MS operating system product with the same Customer System(s).

(64) COMPANY is not licensed to distribute a processor version of the Product on a Customer System that includes more processors than the highest number of processors listed for such version in the Product Table. For purposes of this License Agreement, “processor” means a physical processor or central processing unit (CPU).

(393) COMPANY’s license for the Product is being entered into in connection with (i) a Microsoft Gold Certified Partner for Support Services Center for Datacenter agreement and/or addendum between COMPANY and MSCORP (“MGSC Datacenter Addendum”) or an equivalent joint support and services program for the Product defined by MSCORP, and (ii) (A) the Windows 2003 Datacenter Hardware Compatibility Test (“Windows 2003 Datacenter HCT”) specifications or the Enterprise Qualification Program (“EQP”) specifications for Windows Server 2003, Datacenter Edition, or (B) the Datacenter Hardware Compatibility Test (“Windows 2000 Datacenter HCT”) specifications for Windows 2000 Datacenter Server, as applicable, as made available by MSCORP.

(394) (a) Notwithstanding anything to the contrary in the License Agreement, COMPANY shall not distribute Updates (as defined below) to end users of Customer Systems distributed with the Product except pursuant to one or more current and valid Update Subscriptions for the applicable Product as described in this Additional Provision.

(b) For purposes of this Additional Provision:

(i) “Distribution Date” shall mean the date the Product (but excluding an upgrade version of the Product) was distributed by COMPANY to the end user.

(ii) “Designated System” shall mean a Customer System on which is installed the listed processor version of the referenced Product or a Combination (as defined in Additional Provision 684), to which one or more Update Subscriptions are designated.

(iii) “Update Subscription” shall be authorization for COMPANY to distribute Updates to an end user for installation on one (1) Designated System during the term of the Update Subscription.

(iv) “Updates” shall mean Supplements and releases for the Product, if and as licensed to COMPANY.

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Amendment Number 1 dated August 1, 2003 to MS License Agreement for Server Products Number 5129150080 dated March 1, 2003

(c) (i) To be valid and effective, one or more Update Subscriptions for the corresponding processor version of the Product or Combination shall have been in effect for each month since the Distribution Date.

(ii) If an Update Subscription is acquired after the Distribution Date, COMPANY also shall report and pay MS Update Subscription royalties for each month from and including the Distribution Date through the date end user first acquires an Update Subscription for the Designated System. For example, if an Update Subscription is acquired six (6) months after the Distribution Date, COMPANY would report and pay royalties for seven (7) months, i.e., royalties for the current month and the prior six (6) months. If the Designated System originally was distributed with a lower processor version of the Product or a Combination, and later upgraded to a higher processor version of the Product or a Combination, then royalties for the prior months shall be calculated based on the Update Subscription(s) for the lower processor version of the referenced Product or Combination.

(d) During the term of a current and valid Update Subscription:

(i) COMPANY shall distribute Updates to that end user for deployment on one (1) Designated System installed with the corresponding processor version of the referenced Product or a Combination, provided however, COMPANY may distribute Updates to an end user only if and for so long as COMPANY continues to offer technical support for the Designated System on which the Update will be deployed.

(ii) COMPANY shall indicate to the end user whether the end user’s Designated System would pass (A) the then current Windows 2003 Datacenter HCT or EQP specifications for Windows Server 2003, Datacenter Edition or (B) the then current Windows 2000 Datacenter HCT specifications for Windows 2000 Datacenter, as applicable, if the Updates are installed.

(e) (i) Notwithstanding anything to the contrary in the License Agreement, Updates described in this Additional Provision may be distributed to end users separate from a Customer-System as follows:

(A) An Update that includes an operational copy of a licensed Product shall be BIOS-locked (applies only to the 32-bit version of the Product) and distributed only on COMPANY-branded external media or via a COMPANY, restricted access web site.

(B) An Update that does not include an operational copy of a licensed Product may be BIOS-locked (applies only to the 32-bit version of the Product) and shall be distributed only on COMPANY branded external media or via a COMPANY, restricted access web site.

(ii) An Update shall be provided to the end user with the EULA included with the Update as delivered to COMPANY by MS.

(f) For each Update Subscription, COMPANY shall maintain records by end user customer, the Product identification number, configuration and acquisition date of the Designated System, and the purchase date of each Update Subscription for the Designated System. COMPANY shall provide such information to MS on a monthly basis.

(g) Notwithstanding anything to the contrary in this Additional Provision, COMPANY may distribute Updates to an end user of a Customer System installed with a Combination, provided that the total number of processors of such Combination does not exceed the total number of processors of the current and valid Update Subscription(s) designated to such Customer System.

(395) MS will provide to COMPANY OEM Sales-Out Reporting Guidelines, which may be revised from time to time during the term of this License Agreement. COMPANY shall provide, on a monthly basis, customer sales reports for the Product (“Sales-Out Reports”), which shall include all information required by the then current OEM Sales-Out Reporting Guidelines. COMPANY shall take all steps necessary to ensure that COMPANY’s collection and provision of information contained in the Sales-Out Reports will comply with all applicable national data protection laws. In addition, if an end user customer is an individual, COMPANY shall notify and obtain permission from the end user for transfer and use of information by MS. If permission is not obtained, COMPANY shall report the name and address for the business organization with which the individual is affiliated (if any), and shall not report such information for the individual.

(427) (a) Notwithstanding anything to the contrary in this License Agreement, COMPANY may distribute this Product with a Customer System to be installed at the end user’s location, but only if the following conditions are met:

(i) the Customer System on which the Product is to be installed passes (A) the then current Windows 2003 Datacenter HCT or EQP specifications for Windows Server 2003, Datacenter Edition or (B) the then current Windows 2000 Datacenter HCT specifications for Windows 2000 Datacenter, as applicable, as described in Additional Provision (435);

(ii) the Product is BIOS-locked (applies only to the 32-bit version of the Product) and provided to the end user on COMPANY-branded external media;

(iii) the Product is installed only on the Customer System by either (i) a COMPANY technician or (ii) the end user pursuant to COMPANY’s instructions; and

(iv) the Customer System, as installed with the Product, shall be in compliance with all terms and conditions set forth in this License Agreement, including without limitation, carrying the COA sticker for the Product.

(b) COMPANY also may distribute the Product directly to an existing end user of a previously distributed Customer System subject to the same conditions as set forth in subsection (a) of this Additional Provision, provided that such Customer System shall have been previously installed and used with validly licensed operating system software.

(428) (a) COMPANY shall ensure that each Customer System (as installed and configured for end user operation with the Product and all other software and/or hardware installed on the Customer System) meets the specifications set forth in (A) the then current Windows 2003 Datacenter HCT or EQP for Windows Server 2003, Datacenter Edition or (B) the then current Windows 2000 Datacenter HCT for Windows 2000 Datacenter Server, as applicable, regardless of where the Product was installed.

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(b) (i) Except as described below (or otherwise as permitted in writing by MS), all tools provided by MS to COMPANY in connection with the license for the Product may be accessed and used only by COMPANY.

(ii) For the Windows 2000 Datacenter Products Only, the OPKs include a Windows 2000 Datacenter Server checked version of the Product (“Datacenter Checked CD”), a support tool that provides diagnostic and debugging information on the Windows 2000 Datacenter Product running on a Customer System. If and as specifically approved by MS on a case-by-case basis, COMPANY may provide an end user with individual check files from the Datacenter Checked CD solely to support diagnosis and debugging of the Windows 2000 Datacenter Product running on the end user’s Customer System.

(429) (a) For any Product software which may be distributed on external media by COMPANY to end users, such external media, including all locking technology used by COMPANY thereon, shall comply with specifications as provided in the OEM Resource Guide (applies only to the 32-bit version of the Product), and shall be reproduced only by an Authorized Replicator.

(b) For any Product software which may be made available by COMPANY to end users via a COMPANY restricted Web site, COMPANY shall ensure that only the intended end users are able to access and download such software.

(430) COMPANY may distribute Client Access License Packs for Windows 2000 Server Products only (i) packaged with new Customer Systems distributed with a Windows 2000 Server Product or (ii) to existing end users of previously distributed Customer Systems on which a Windows 2000 Server Product is installed.

(435) The Product may only be distributed with or installed on a Customer System that has passed (A) the then current Windows 2003 Datacenter HCT or EQP for Windows Server 2003, Datacenter Edition or (B) the then current Windows 2000 Datacenter HCT for Windows 2000 Datacenter, as applicable, as follows:

(a) If a new Customer System (or a new configuration of an existing Customer System) is to be distributed or installed with the then current release of the Product, that Customer System shall pass (A) the then current Windows 2003 Datacenter HCT or EQP for Windows Server 2003, Datacenter Edition or (B) the then current Windows 2000 Datacenter HCT for Windows 2000 Datacenter, as applicable.

(b) If a new Customer System (or a new configuration of an existing Customer System) is to be distributed or installed with a prior version of the Product, that Customer System shall pass (A) the most current Windows 2003 Datacenter HCT or EQP for Windows Server 2003, Datacenter Edition or (B) the most current Windows 2000 Datacenter HCT for Windows 2000 Datacenter Server, as applicable, for that version of the Product (including Service Packs and other Updates). For example, if a new Customer System is to be distributed or installed with a prior version of the Product including Service Pack 1, that Customer System must pass the most current Datacenter HCT in effect for Service Pack 1.

(436) COMPANY shall distribute or install Customer Systems with the Product only to or at locations for which COMPANY meets and continues to meet the requirements set forth in the MGSC Datacenter Addendum (or an alternate joint support and services program defined by MSCORP) as may be modified from time to time.

(437) (a) (***) is the (***) or (***) of at least the (***) units, (***), and (***) resources of a Customer System into (***) units, such that (***) (a (***)) is (***) of (***) a (***) of the Product. A Customer System that contains (***) (“(***) Customer System”) may be installed with (***) of the Product on a (***) and the (***) of (***) of the Product (***) shall (***) the (***) of (***) included in the (***) Customer System.

(b) COMPANY is not licensed to distribute a processor version of the Product on a (***) Customer System (***) the (***) of (***) supporting (***) the Product is (***) the (***) of (***) listed for (***) version in the Product table above.

(c) Notwithstanding anything to the contrary in this License Agreement, if COMPANY distributes the Product installed or to be installed on (***) of a (***) Customer System, COMPANY is not required to (***) than (***) of (***) for the Product with (***) Customer System.

(438) (a) Except as described in subsection (b) below, COMPANY shall distribute the Product (***) with Customer Systems (***) are (***) of (***) at (***) in a (***). Furthermore, the (***) of (***) in the (***) of the Product COMPANY (***) with a Customer System shall (***).

(b)(i) COMPANY also may (***) the Product with a (***) Customer System that is (***) of (***) in an (***) or (***). For purposes of this Additional Provision, a (***) Customer System shall mean a Customer System that (A) (***) either (***) or (***), and which (***) is (***) by having the (***) in (***) (or (***)) (***), and (B) does not (***).

(ii) For purposes of this subsection (b) only, a (***) Customer System may be (***)or (***) of a (***) of (***) or (***) and (***) as a (***) Customer System. For (***) Customer Systems that (***) of (***), (A) COMPANY may (***) than (***) of the Product for (***) or (***) on (***), (B) the (***) in Additional Provision (***) shall be (***) on the (***) of (***) in the (***), (C) the (***) shall not include (***), and (D) each (***) is (***) of (***) at (***) in an (***) or (***).

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Amendment Number 1 dated August 1, 2003 to MS License Agreement for Server Products Number 5129150080 dated March 1, 2003

(iii) For purposes of (***) the (***) of (***) in a (***) Customer System, (***) in an (***) or (***) is (***) as (***) and (***) is (***) as (***).

(439) COMPANY shall offer to end users a “change management” service that would enable periodic upgrades of a Customer System distributed with the Product to a later, more current Customer System configuration that meets the specifications described in the then current Windows 2003 Datacenter HCT or EQP specifications for Windows Server 2003, Datacenter Edition or the then current Windows 2000 Datacenter HCT specifications for Windows 2000 Datacenter, as applicable, as described in Additional Provision 435. COMPANY may provide Updates to end users only pursuant to a current and valid Update Subscription for the applicable Product, and may provide Maintenance Updates to end users only pursuant to a current and valid Maintenance Subscription for the applicable Product.

(549) (a) Except as described in subsection (b) below, COMPANY shall distribute the Product only with Customer Systems (***) up to, and (***) in a (***).

(b) (i) COMPANY also may (***) the Product with a (***) Customer System that is (***) with and (***) to, and (***), (A) for a (***) in an (***) or (***) or (B) for a (***) to (***) in an (***) or (***). For purposes of this Additional Provision, a (***) Customer System shall mean a Customer System that (A) (***), and which (***) is (***) by (***) the (***) in (***) (or (***)) (***), and (B) does not (***).

(ii) For purposes of this subsection (b) only, a (***) Customer System (***) be a (***) or (***) of a (***) or (***) and (***) a (***) Customer System. For (***) Customer Systems that consist of multiple servers, (A) COMPANY may preinstall (***) of the Product for (***) or (***) on (***), (B) the (***) described in Additional Provision (***) shall be (***) on the (***) of (***) in the (***), (C) the (***) shall (***), and (D) each (***) is (***) of (***) at (***) in an (***) or (***).

(iii) For (***) of (***) the (***) of (***) a (***) Customer System, (***) in an (***) or (***) is (***) as (***) and (***) is (***) as (***). Notwithstanding the foregoing, in no event shall the Product be (***) for; (a) use (***) a (***) Customer System with (***) of (***) in an (***) or (***) for Windows (***), or (b) use in a (***) Customer System (***) of (***) in an (***) or (***) for Windows (***), (***).

(550) (a) (***) is the (***) or (***) of (***) the (***), and (***) of a Customer System into (***), such that (***) (a (***)) is (***) of (***) a (***) of the Product.

(b) A Customer System that (***) (“(***) Customer System”) may be (***) with (***) of the Product on a (***). COMPANY shall (***) and (***) for (***) of the Product whether the Product is (***) by COMPANY or by an end user customer (if authorized by this License Agreement). COMPANY is responsible for instructing such end user customer that it may install (***) of (***) of Product for which COMPANY (***).

(c) COMPANY is (***) to (***) a (***) of the Product on a (***) Customer System (***) the (***) of (***) a (***) the Product is (***) the (***) listed for (***) in the Product Table above.

(d) Notwithstanding anything to the contrary in this License Agreement, if COMPANY distributes the Product installed or to be installed on (***) of a (***) Customer System, COMPANY is not required to (***) more than (***) of APM for the Product with (***) Customer System.

(599) Under the terms of the EULA, use of the Product will be limited to the first thirty (30) days after the end user first launches the Product, unless (i) the end user activates the Product with MSCORP in the manner described in the Product during launch or (ii) COMPANY has used the system locked preinstallation tool (the “SLP tool”) contained in the OPK to bypass the activation feature of the Product. Unless COMPANY has properly used the SLP tool on both the preinstalled image and recovery media, COMPANY shall provide the following or substantially similar notice in a clear and conspicuous manner to end users prior to their acquiring the Product (e.g., in advertisements, Customer System packaging or point of purchase materials):

“Certain Microsoft® software product(s) included with this computer may use technological measures for copy protection. IN SUCH EVENT, YOU WILL NOT BE ABLE TO USE THE PRODUCT IF YOU DO NOT FULLY COMPLY WITH THE PRODUCT ACTIVATION PROCEDURES. Product activation procedures and Microsoft’s privacy policy will be detailed during initial launch of the product, or upon certain reinstallations of the software product(s) or reconfigurations of this computer, and may be completed by Internet or telephone (toll charges may apply).”

COMPANY shall defend MS and MSCORP, and pay the amount of any final adverse judgment (or settlement to which COMPANY consents) arising from third party claims or demands resulting from COMPANY’s failure to provide the notice as required above.

(659) In lieu of preinstalling the Product software pursuant to Sections 2(a)(ii)(l) and (2) of this License Agreement, COMPANY may distribute one (1) copy of the Product software on COMPANY-branded external media (i.e., diskette or CD-ROM) inside the Customer System

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package for (i) installation by COMPANY on the Customer System at the end user’s location; or (ii) installation by COMPANY’s end user customer on the Customer System pursuant to COMPANY’s instructions, which shall be consistent with this License Agreement. For the 32-bit version of the Product, COMPANY shall ensure that such copy of the Product software on external media is BIOS-locked in accordance with the specifications set forth in the OEM Resource Guide. Furthermore, for the 32-bit version of the Windows Server 2003 Product, COMPANY shall ensure that such copy of the Product software on external media also either (i) requires activation or (ii) is system locked using the SLP tool as described in Additional Provision 599.

(684) Notwithstanding anything to the contrary in this License Agreement, COMPANY may distribute any combination of different processor versions of the Product (“Combination”) with a Customer System, provided that the aggregate number of processors included in the Customer System does not exceed the total number of processors for such Combination. With respect to a Partitioned Customer System, COMPANY may distribute any Combination with a Partitioned Customer System, provided that the aggregate number of processors supporting Partitions running the Product does not exceed the total number of processors for such Combination.

(724) COMPANY may pre-populate the Product key on behalf of the end user provided that (i) such Product key matches the unique number provided by MS to COMPANY for COMPANY’s preinstallation of the Product, (ii) the Customer System is designed to be used without a monitor, keyboard and mouse, and (iii) the Terminal Services Licensing service is not installed, unless this service is installed at the end user customer’s request as part of an Image in accordance with Section 2(h) of this License Agreement.

(725) If repair or a hardware upgrade, at the end user site, of a Customer System currently in use with this Product (“Existing Customer System”) would be impracticable for COMPANY, then COMPANY may completely replace the Existing Customer System (with or without connected peripheral devices) at the end user site with a replacement Customer System (“Replacement Customer System”), provided that:

(a) COMPANY moves all installed copies of the Product from the Existing Customer System to the Replacement Customer System;

(b) COMPANY completely removes all installed copies of the Product from the Existing Customer System;

(c) The Replacement Customer System passes (A) the same, most current Windows 2003 Datacenter HTC or EQP for Windows Server 2003, Datacenter Edition or (B) the same, most current Windows 2000 Datacenter HCT for Windows 2000 Datacenter, as applicable, the Existing Customer System passed;

(d) COMPANY affixes new COA(s) on the Replacement Customer System corresponding to the processor version(s) of the Product moved from the Existing Customer System to the Replacement Customer System and such other processor version(s) of the Product COMPANY installs on the Replacement Customer System;

(e) COMPANY pays MS the royalties for the processor version(s) of the Product installed on the Replacement Customer System; and

(f) COMPANY advises the end user of the Replacement Customer System that the term “COMPUTER” in the EULA for the Product shall mean the Replacement Customer System.

COMPANY may request a credit for the COA(s) for the Product affixed to the Existing Customer System, and MS will apply such credit, subject to the terms and conditions of Section 3(g) of the BTD.

(728) The billing type for this Product is Type (***). MS may change the billing type for this Product to Type (***) upon at least sixty (60) days prior written notice to COMPANY. Not later than fifteen (15) days after the effective date of the change to Type (***), COMPANY shall provide an inventory report to MS, in the format provided by MS, indicating all COAs for the Product, if any, received by, and/or in transit to, COMPANY from an AR but which have not been distributed and reported by COMPANY. COMPANY shall pay any royalties due for the Product in accordance with Section 3(b) of the License Agreement.

(729) The Product is designed for use with Windows NT Workstation Version 4.0 (with Service Pack 6a or later), Server Version 4.0 (with Service Pack 6a or later), Windows NT Server Enterprise Edition Version 4.0 (with Service Pack 6a or later), Windows 2000 Professional, Windows 2000 Server, Windows 2000 Advanced Server, or Windows XP Professional. The Product may not function properly with other operating system products.

(782) (a) Notwithstanding anything to the contrary in the License Agreement, COMPANY shall not distribute Maintenance Updates (as defined below) to end users of Customer Systems distributed with the Product (i.e., Windows 2000 Datacenter Server) except pursuant to one or more current and valid Maintenance Subscriptions for the applicable Product as described in this Additional Provision.

(b) For purposes of this Additional Provision:

(i) “Distribution Date” shall mean the date the Product (but excluding an upgrade version of the Product) was distributed by COMPANY to the end user.

(ii) “Designated System” shall mean a Customer System on which is installed the listed processor version of the referenced Product or a Combination (as defined in Additional Provision 684), to which one or more Maintenance Subscriptions are designated.

(iii) “Maintenance Subscription” shall be authorization for COMPANY to distribute Maintenance Updates to an end user for installation on one (1) Designated System during the term of the Maintenance Subscription.

(iv) “Maintenance Updates” shall mean Supplements for the Product, if and as licensed to COMPANY.

(c) (i) To be valid and effective, one or more Maintenance Subscriptions for the corresponding processor version of the Product or Combination shall have been in effect for each month since the Distribution Date.

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CONFIDENTIAL

Amendment Number 1 dated August 1, 2003 to MS License Agreement for Server Products Number 5129150080 dated March 1, 2003

(ii) If a Maintenance Subscription is acquired after the Distribution Date, COMPANY also shall report and pay MS Maintenance Subscription royalties for each month from and including the Distribution Date through the date end user first acquires a Maintenance Subscription for the Designated System. For example, if a Maintenance Subscription is acquired six (6) months after the Distribution Date, COMPANY would report and pay royalties for seven (7) months, i.e., royalties for the current month and the prior six (6) months. If the Designated System originally was distributed with a lower processor version of the Product or a Combination, and later upgraded to a higher processor version of the Product or a Combination, then royalties for the prior months shall be calculated based on the Maintenance Subscription(s) for the lower processor version of the referenced Product or Combination.

(d) During the term of a current and valid Maintenance Subscription:

(i) COMPANY shall distribute Maintenance Updates to that end user for deployment on one (1) Designated System installed with the corresponding processor version of the referenced Product or a Combination, provided however, COMPANY may distribute Maintenance Updates to an end user only if and for so long as COMPANY continues to offer technical support for the Designated System on which the Maintenance Update will be deployed.

(ii) COMPANY shall indicate to the end user whether the end user’s Designated System would pass (A) the then current Windows 2003 Datacenter HCT or EQP specifications for Windows Server 2003, Datacenter Edition or (B) the then current Windows 2000 Datacenter HCT specifications for Windows 2000 Datacenter, as applicable, if the Maintenance Updates are installed.

(e) (i) Notwithstanding anything to the contrary in the License Agreement, Maintenance Updates described in this Additional Provision may be distributed to end users separate from a Customer System as follows:

(A) A Maintenance Update that includes an operational copy of a licensed Product shall be BIOS-locked (applies only to the 32-bit version of the Product) and distributed only on COMPANY-branded external media or via a COMPANY, restricted access web site.

(B) A Maintenance Update that does not include an operational copy of a licensed Product may be BIOS-locked (applies only to the 32-bit version of the Product) and shall be distributed only on COMPANY branded external media or via a COMPANY, restricted access web site.

(ii) A Maintenance Update shall be provided to the end user with the EULA included with the Maintenance Update as delivered to COMPANY by MS.

(f) For each Maintenance Subscription, COMPANY shall maintain records by end user customer, the Product identification number, configuration and acquisition date of the Designated System, and the purchase date of each Maintenance Subscription for the Designated System. COMPANY shall provide such information to MS on a monthly basis.

(g) Notwithstanding anything to the contrary in this Additional Provision, COMPANY may distribute Maintenance Updates to an end user of a Customer System installed with a Combination, provided that the total number of processors of such Combination does not exceed the total number of processors of the current and valid Maintenance Subscription(s) designated to such Customer System.

(827) The OPK for the Product includes Customer Support Diagnostics Tools (“CSD”), which provide diagnostic and debugging information on the Product running on a Customer System. COMPANY may (i) install CSD as part of the Product, (ii) distribute CSD on external media inside the Customer System package, or (iii) provide CSD on external media to an existing end user of a Customer System installed with the Product. COMPANY may distribute not more than one (1) copy of CSD for each copy of the Product distributed. CSD on external media shall be reproduced only by an AR.

(828) The OPK for the Product includes Windows Systems Resource Manager (“WSRM”), which enables resource administration of the Product. COMPANY may (i) install WSRM as part of the Product, (ii) distribute WSRM on external media inside the Customer System package, or (iii) provide WSRM on external media to an existing end user of a Customer System installed with the Product. COMPANY may distribute not more than one (1) copy of WSRM for each copy of the Product distributed. WSRM on external media shall be reproduced only by an AR.

(829) This Product includes the number of Client Access Licenses (“CALs”) indicated in the Product Table above.

(830) (a) COMPANY may grant an end user who acquires a new, COMPANY-branded Customer System distributed with a version of this Product that has been updated to include one or more Supplements or is a custom image (“New Product”) the right to install and use a copy of the New Product on its previously acquired, COMPANY-branded Customer System(s) installed with an earlier or version of this Product, pursuant to the addendum to the EULA provided below. If COMPANY elects to grant such rights, COMPANY shall complete and deliver the following addendum to the EULA for the New Product to such end user:

ADDENDUM TO THE END USER LICENSE AGREEMENT FOR «COMPANY to fill in full name of the New Product» (“EULA”)

This addendum (“Addendum”) provides additional rights with respect to the Server Software portion of the software product identified above as licensed to you by Manufacturer. By installing, copying or otherwise using the Server Software as described below, you agree to be bound by the terms set forth below. If you do not agree to be bound by these terms, you may not install the Server Software as described below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the EULA.

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CONFIDENTIAL

Amendment Number 1 dated August 1, 2003 to MS License Agreement for Server Products Number 5129150080 dated March 1, 2003

ADDITIONAL RIGHTS. In addition to the rights and restrictions stated in the EULA, Manufacturer grants you the following rights:

You may install, use, access, display and run one copy of the Server Software on each of your existing «COMPANY to fill out Customer System model name/number» servers (each an “Other Server”) in lieu of the copy of «COMPANY to fill out full name of the Product» you acquired with the Other Server (“Other Copy”), provided that (i) the Other Server carries Manufacturer’s brand name, (ii) the Other Copy is validly licensed to you with the Other Server under an end user license agreement between you and Manufacturer and (iii) you remove the Other Copy from the Other Server. Your use of the Server Software on the Other Server is subject to the terms of the EULA.

(b) COMPANY shall keep records relating to the number of licenses granted under subsection (a) above. COMPANY shall provide such records to MS upon MS’ request.

(831) COMPANY may distribute Client Access License Packs for Windows Server 2003 Products only (i) packaged with new Customer Systems distributed with a Windows Server 2003 Product or (ii) to existing end users of previously distributed Customer Systems on which a Windows Server 2003 Product is installed.

(832) (a) If an end user customer of a Customer System previously distributed with this Product is exercising its “Use of Previous Version of the Software” right granted in the EULA for this Product and such end user customer has accepted the terms of such EULA, then, upon such end user customer’s request, COMPANY may distribute directly to such end user customer one (1) copy of the corresponding processor version(s) of Windows 2000 Datacenter Server on external media, provided (i) COMPANY is licensed for such processor version(s) and release of Windows 2000 Datacenter Server, (ii) COMPANY has certified the use of Windows 2000 Datacenter Server on such end user customer’s Customer System, (iii) COMPANY acquires a non-royalty bearing COA for the applicable processor version(s) of Windows 2000 Datacenter Server in accordance with the instructions set forth in the product information section of Microsoft OEM Online, and ensures that such COA is affixed to the end user customer’s Customer System, and (iv) the copy of Windows 2000 Datacenter Server is BIOS-locked. No royalty shall accrue for copies of Windows 2000 Datacenter so distributed, provided that COMPANY distributes such copies of Windows 2000 Datacenter at no charge except for reasonable shipping and handling charges.

(b) If an end user customer of a Customer System previously distributed with the 32-bit or 64-bit version of this Product requests COMPANY to provide pursuant to the EULA for this Product the 32-bit or 64-bit version of the Product, as applicable, which the end user customer did not initially receive, then, upon such end user customer’s request, COMPANY may distribute directly to such end user customer one (1) copy of the 32-bit or 64-bit version of this Product, as applicable, on external media, provided (i) COMPANY is licensed for the applicable version of the Product, (ii) COMPANY has certified the use of the applicable version of the Product on such end user customer’s Customer System, (iii) COMPANY acquires a non-royalty bearing COA for the applicable version of the Product in accordance with the instructions set forth in the product information section of Microsoft OEM Online, and ensures that such COA is affixed to the end user customer’s Customer System, and (iv) the copy of this Product is BIOS-locked. No royalty shall accrue for copies of the Product so distributed, provided that COMPANY distributes such copies of the Product at no charge except for reasonable shipping and handling charges.

(834) Notwithstanding anything in the License Agreement to the contrary, COMPANY may distribute the Product as an Update pursuant to a current and valid Update Subscription directly to a licensed end user of the corresponding processor version(s) of Windows 2000 Datacenter Server at zero dollar ($0.00) royalty, provided that COMPANY (i) complies with the instructions for such distribution set forth on Microsoft OEM Online, (ii) acquires a non-royalty bearing COA for the Product in accordance with the instructions set forth on Microsoft OEM Online, and ensures that such COA is affixed to the end user customer’s Customer System and (iii) distributes such copies of the Product at no charge except for reasonable shipping and handling charges.

(1000) (a) COMPANY shall distribute the Product only with a (***) Customer System that is (***) with and (***), and (***) in an (***) or (***). For purposes of the Additional Provision, a (***) Customer System shall mean a Customer System that (A) (***), and which (***) is (***) by (***) the (***) in (***) (or (***)) (***), and (B) does not (***).

(b) For purposes of this subsection (a) only, a (***) Customer System (***) a (***) or (***) of a (***) or (***) and (***) as a (***) Customer System. For (***) Customer Systems that (***) of (***), (A) COMPANY may preinstall (***) of the Product for (***) or (***) on (***), (B) the (***) described in Additional Provision (***) shall be (***) on the (***) of (***) in the (***), (C) the (***) shall not include (***), and (D) (***) is (***) of (***) in an (***) or (***).

(c) For purposes of (***) the (***) of (***) in a (***) Customer System, each (***) in an (***) or (***) is (***) as (***) and (***) is (***) as (***). Notwithstanding the foregoing, in no event shall the Product be licensed for use in a (***) Customer System with (***) of (***) in an (***) or (***).

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CONFIDENTIAL

Amendment Number 1 dated August 1, 2003 to MS License Agreement for Server Products Number 5129150080 dated March 1, 2003

CUSTOMER SYSTEM(S) DEFINITION

COMPANY’s Customer System(s) shall be the assembled computer systems that (i) are described in the table below, (ii) are capable of (A) running a copy of the Product software, (B) processing input, (C) displaying (locally or remotely) the Product user interface, and (iii) include at least a central processing unit, a motherboard, and memory. For each Product which COMPANY chooses to license for distribution with the listed Customer System(s), the letter “s” or “c” in the relevant box indicates whether COMPANY is licensing the Product on a “per system” or “per copy” basis, respectively. New models may be added by agreement of the parties.

At COMPANY’s option, for purposes of administrative convenience, COMPANY may designate models by model line or series, (e.g., “Jaguar model line”, “Jaguar Pro series”, “Jaguar Pro 750 model line”, “Jaguar Pro 950 series”). Customer System(s) defined by model line or series shall include all present models which include the designated model line or series name, (e.g., “Jaguar Pro model line” includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S; “Jaguar series” includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400; “Jaguar Pro 950 series” includes Jaguar Pro 950, Jaguar Pro 955).

COMPANY AND COMPANY SUBSIDIARIES BRAND NAMES AND TRADEMARKS

If COMPANY Customer System(s) are marketed or distributed under COMPANY’s or COMPANY Subsidiaries’ brand names and trademarks, which do not include COMPANY’s name, those brand names and trademarks must be listed below.

Brand Name & Trademarks
ftServer

Product Number Key:

Product Number	Product Name and Version
18370	Maintenance Subscription for Microsoft® Windows® Server 2003, 32-bit Datacenter Edition (4 Processor Version), One Month Subscription
13797	Microsoft® Client Access License Pack for Microsoft® Windows® 2000 Server Products (5 CAL Version)
18379	Microsoft® Device Access License Pack for Windows® Server 2003 Products, (5 Device CAL Version)
18380	Microsoft® User Client Access License Pack for Microsoft® Windows® Server 2003 Products (5 User CAL Version)
13351	Microsoft® Windows® 2000 Advanced Server (1-8 Processor, 25 CAL Version)
18386	Microsoft® Windows® Server 2003, 32-bit Datacenter Edition (4 Processor Version, 5 CAL Version)
18473	Microsoft® Windows® Server 2003, 32-bit Enterprise Edition (1-2 Processor Version, 25 CAL Version)
18389	Microsoft® Windows® Server 2003, 32-bit Enterprise Edition (1-8 Processor Version, 25 CAL Version)
16934	Microsoft® Windows® Services for UNIX Version 3.0
18403	Update Subscription for Microsoft® Windows® Server 2003, 32-bit Datacenter Edition (4 Processor Version), One Month Subscription

Royalty Basis Key: C = per copy; S = per system; if Product box is blank in the Customer System(s) Table below, such Product is not licensed for distribution with the listed Customer System(s).

CUSTOMER SYSTEM(S) TABLE

Model Name/Model Number	Processor	13351	13797	16934	18370	18379	18380	18386
ftServer, (***) Series	PENTIUM III OR COMPARABLE	(***)	(***)	(***)	(***)	(***)	(***)	(***)

Model Name/Model Number	Processor	18389	18403	18473
ftServer, (***) Series	PENTIUM III OR COMPARABLE	(***)	(***)	(***)

COMPANY represents and warrants that the names and numbers indicated in the Model Name or Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Customer System(s) case and in COMPANY’s internal books and records).

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CONFIDENTIAL

Amendment Number 1 dated August 1, 2003 to MS License Agreement for Server Products Number 5129150080 dated March 1, 2003